                                               ENERGY VALUE CHAIN
                                               ------------------

                    OPERATING SERVICES
                       [FACILITIES]             ENERGY EFFICIENCY          ENERGY COMMODITY
                      CENTRAL PLANT               [CHANGE OUT]                 [SUPPLY]

OPTIMIZE                               BUILDING MANAGEMENT CONTROL CENTER                         ANALYZE

REAL TIME                                     INFORMATION EXCHANGE                                WEB

                                          ASSESSMENT/OPTIMIZATION MODEL

                        PREDICTIVE                                              PREDICT
                          CONTROL                                              INFLUENCE
                         DISPATCH                                                 ACT

                                                PRODUCTS & SERVICES